U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 30, 2007

Electronic Media Central Corporation
(Exact name of registrant as specified in its charter)

California	0-32345	33-0795854
(state of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

413 Avenue G, #1
Redondo Beach, CA 90277
(310) 318-2244
____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.0 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2007, Electronic Media Central Corporation filed its Certificate of Amendment of Articles of Incorporation with the Secretary of State of the State of California changing its name to “Morris Business Development Company.”

The amendment to the company’s Certificate of Incorporation was duly adopted in accordance with the provisions of Section 902 of the California Corporations Code. A Schedule 14C Definitive Information Statement was filed with the SEC on March 8, 2007.

Item 7. Financial Statements and Exhibits.

(a)    Financial Statements.

None

(b)    Exhibits.

Number	Description

2.2	Certificate of Amendment of Certificate of Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2007	ELECTRONIC MEDIA CENTRAL CORPORATION

	By:	/s/ Roger Casas
Roger Casas, President